Exhibit 10.4

                FIRST AMENDMENT TO B CREDIT AGREEMENT

     First Amendment (this "Amendment"), dated as of August
   4, 1995, among American Home Food Products, Inc., Sherwood Medical Company, A.H. Robins Company, Incorporated (each, a "Subsidiary Borrower"), American Home Products Corporation (the "Company", and together with the Subsidiary Borrowers, the "Borrowers"), the lending institutions party to the B Credit Agreement referred to below (the "Banks") and Chemical Bank, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the B Credit Agreement referred to below.


                        W I T N E S S E T H :


     WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of September 9, 1994, (the "B Credit Agreement");

     WHEREAS, the parties hereto wish to amend the B Credit
   Agreement as herein provided;

     NOW THEREFORE, it is agreed:


     1. Section 1.1 of the B Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and inserting in lieu thereof the following new definition:

     "Applicable Margin": for any day, the rate per annum set forth below opposite the Rating Period then in effect, it being understood that the Applicable Margin for (x) Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin", (y) C/D Rate Loans shall be the percentage set forth under the column "C/D Rate Margin" and (z) Eurodollar Rate Loans shall be the percentage set forth under the column "Eurodollar Rate Margin":

                          Alternative   Eurodollar
   Rating                 Base Rate     C/D Rate-       Rate
   Period                 Margin        Margin          Margin

   Category A Period      0%            .2400%          .1150%

   Category B Period      0%            .2575%          .1325%

   Category C Period      0%            .2950%          .1700%

   Category D Period      0%            .3500%          .2250%

   Cateogry E Period      0%            .4250%          .3000%


     2. Section 1.1 of the B Credit Agreement is hereby amended by deleting the definition of "Facility Fee
   Percentage" in its entirety and inserting in lieu thereof the following definition:

     "Facility Fee Percentage": a percentage equal to at any time (i) during a Category A Period, 0.0600%, (ii) during a Category B Period, .0675%,
        (iii) during a Category C Period, .0800%, (iv) during a Category D Period, .1250% and (v) during a Category E Period, .2000%."

     3. Section 1.1 of the B Credit Agreement is hereby amended by deleting the definition of "Significant Usage
   Period" in its entirety.

     4. Section 1.1 of the B Credit Agreement is hereby amended by deleting clause (a) of the definition of "Termination Date" in its entirety and inserting in lieu thereof "(a) August 4, 2000 and ".

     5. In order to induce the Agent and the Banks to enter into this Amendment, the Borrowers hereby represent and warrant that (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined herein) both before and after giving effect to this Amendment and
   (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the B Credit Agreement or any other
   Credit Document.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instru-ment. A complete set of counterparts shall be lodged with the Company and the Agent.

     8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     9. Notwithstanding anything to the contrary contained in the Credit Agreement or this Amendment, for purposes of this Amendment "Banks" shall mean each of the lending institutions who shall have delivered (including by way of telecopier) by August 3, 1995 (or such later date as the Agent and the Company shall agree) a signed copy hereof to the Agent as provided in Section 8.2 of the Credit Agreement.

     10. This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") on the date upon which (i) each of the Borrowers, the Agent and the Banks (after giving effect to paragraph 9) shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent as provided in Section 8.2 of the B Credit Agreement and (ii) the First Amendment to the A Credit Agreement, dated as of the date hereof, has become effective.

     11.  From and after the First Amendment Effective
   Date, all references in the B Credit Agreement and each of the other Credit Documents to the B Credit Agreement shall be deemed to be references to the B Credit Agreement after giving effect to this Amendment.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

   AMERICAN HOME PRODUCTS CORPORATION


   By:_______________________________
      Title:


   AMERICAN HOME FOOD PRODUCTS, INC.


   By:_______________________________
      Title:


   SHERWOOD MEDICAL COMPANY


   By:______________________________
      Title:


   A. H. ROBINS COMPANY, INCORPORATED


   By:______________________________
      Title:

   CHEMICAL BANK,
   as Agent and as a Lender



   By:_____________________________
      Title:



   ABN AMRO BANK N.V.,
   NEW YORK BRANCH



   By:_____________________________
      Title:


   By:_____________________________
      Title:




   BANCA NAZIONALE DEL LAVORO S.p.A.
   NEW YORK BRANCH



   By:_____________________________
      Title:


   By:_____________________________
      Title:




   BANK OF AMERICA NT & SA



   By:_____________________________
      Title:




   BANK OF AMERICA ILLINOIS



   By:_____________________________
      Title:




   BANK BRUSSELS LAMBERT -
   NEW YORK BRANCH



   By:_____________________________
      Title:




   BANK OF MONTREAL



   By:_____________________________
      Title:





   THE BANK OF NEW YORK



   By:_____________________________
      Title:




   THE BANK OF NOVA SCOTIA



   By:_____________________________
      Title:


   THE BANK OF TOKYO TRUST COMPANY



   By:_____________________________
      Title:




   BANQUE NATIONALE DE PARIS -
   NEW YORK BRANCH



   By:_____________________________
      Title:



   By:_____________________________
      Title:



   BANQUE NATIONALE DE PARIS -
   GEORGETOWN BRANCH, CAYMAN ISLANDS



   By:_____________________________
      Title:



   By:_____________________________
      Title:




   BANQUE PARIBAS



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   BAYERISCHE LANDESBANK
   GIROZENTRALE, NEW YORK BRANCH



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   BAYERISCHE VEREINSBANK AG,
   NEW YORK BRANCH



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   BANCA COMMERCIALE ITALIANA
   NEW YORK BRANCH



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   BHF - BANK



   By:_____________________________
      Title:


   THE BOATMEN'S NATIONAL BANK OF
   ST. LOUIS



   By:_____________________________
      Title:


   CARIPLO - CASSA DI RISPARMIO
   DELLE PROVINCIE LOMBARDE SPA



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   THE CHASE MANHATTAN BANK, N.A.



   By:_____________________________
      Title:


   CANADIAN IMPERIAL BANK OF
   COMMERCE, NEW YORK AGENCY



   By:_____________________________
      Title:


   CITIBANK, N.A.



   By:_____________________________
      Title:


   COMMERZBANK AKTIENGESELLSCHAFT



   By:_____________________________
      Title:


   COOPERATIEVE CENTRALE RAIFFEISEN-
   BOERENLEENBANK, B.A.,
   "RABOBANK NEDERLAND"



   By:_____________________________
      Title:


   CORESTATES BANK, N.A.



   By:_____________________________
      Title:


   CREDIT LYONNAIS NEW YORK BRANCH



   By:_____________________________
      Title:


   CREDIT LYONNAIS CAYMAN ISLAND BRANCH



   By:_____________________________
      Title:


   CREDIT SUISSE



   By:_____________________________
      Title:


   CRESTAR BANK



   By:_____________________________
      Title:


   THE DAI-ICHI KANGYO BANK   LTD.



   By:_____________________________
      Title:


   THE DAIWA BANK LTD. - NEW YORK BRANCH



   By:_____________________________
      Title:




   DEUTSCHE BANK AG, NEW YORK
   AND/OR CAYMAN ISLANDS BRANCHES



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   DRESDNER BANK AG, NEW YORK BRANCH



   By:_____________________________
      Title:


   DRESDNER BANK AG, GRAND CAYMAN BRANCH



   By:_____________________________
      Title:


   FIRST FIDELITY BANK, NATIONAL
   ASSOCIATION



   By:_____________________________
      Title:


   FIRST INTERSTATE BANK OF CALIFORNIA



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   THE FIRST NATIONAL BANK OF BOSTON



   By:_____________________________
      Title:


   THE FIRST NATIONAL BANK OF CHICAGO



   By:_____________________________
      Title:


   FIRST UNION NATIONAL BANK OF NC



   By:_____________________________
      Title:


   THE FUJI BANK, LIMITED



   By:_____________________________
      Title:


   THE INDUSTRIAL BANK OF JAPAN, LIMITED



   By:_____________________________
      Title:


   ISTITUTO BANCARIO SAN PAOLO DI
   TORINA SpA - NEW YORK LIMITED
   BRANCH



   By:_____________________________
      Title:


   LLOYDS BANK PLC



   By:_____________________________
      Title:


   LTCB TRUST COMPANY



   By:_____________________________
      Title:


   MELLON BANK, N.A.



   By:_____________________________
      Title:


   THE MITSUBISHI BANK, LIMITED -
   NEW YORK BRANCH



   By:_____________________________
      Title:


   THE MITSUI TRUST AND BANKING
   COMPANY, LIMITED - NEW YORK
   BRANCH



   By:_____________________________
      Title:


   THE MITSUBISHI TRUST AND BANKING
   CORPORATION



   By:_____________________________
      Title:


   MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK



   By:_____________________________
      Title:


   NATIONAL WESTMINSTER BANK PLC



   By:_____________________________
      Title:


   NORDDEUTSCHE LANDESBANK
   GIROZENTRALE, NEW YORK BRANCH
   AND/OR CAYMAN ISLANDS BRANCH



   By:_____________________________
      Title:



   By:_____________________________
      Title:


   THE NORINCHUKIN BANK, NEW YORK
   BRANCH



   By:_____________________________
      Title:


   THE NORTHERN TRUST COMPANY



   By:_____________________________
      Title:


   PNC BANK, NATIONAL ASSOCIATION



   By:_____________________________
      Title:


   ROYAL BANK OF CANADA



   By:_____________________________
      Title:


   THE SAKURA BANK, LIMITED



   By:_____________________________
      Title:


   THE SANWA BANK LTD, NEW YORK
   BRANCH



   By:_____________________________
      Title:


   SHAWMUT BANK CONNECTICUT, N.A.



   By:_____________________________
      Title:


   SOCIETE GENERALE



   By:_____________________________
      Title:


   STANDARD CHARTERED BANK



   By:_____________________________
      Title:


   THE SUMITOMO BANK, LIMITED,
   NEW YORK BRANCH



   By:_____________________________
      Title:


   THE SUMITOMO TRUST & BANKING CO.



   By:_____________________________
      Title:


   SWISS BANK CORPORATION, NEW YORK
   BRANCH



   By:_____________________________
      Title:


   THE TOKAI BANK, LIMITED
   NEW YORK BRANCH



   By:_____________________________
      Title:


   TORONTO DOMINION (NEW YORK), INC.



   By:_____________________________
      Title:


   TOYO TRUST & BANKING CO.



   By:_____________________________
      Title:


   WACHOVIA BANK OF GEORGIA, N.A.



   By:_____________________________
      Title:


   WESTDEUTSCHE LANDESBANK
   GIROZENTRALE, NEW YORK AND
   CAYMAN ISLANDS BRANCHES



   By:_____________________________
      Title:


   WESTPAC BANKING CORPORATION



   By:_____________________________
      Title:


   YASUDA TRUST & BANKING



   By:_____________________________
      Title: